SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                November 2, 2005
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                                 GOLDSTRIKE INC.
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             (Exact name of Registrant as specified in its charter)

            Nevada                        333-111656             Applied For
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(State or other jurisdiction        (Commission File number)    (IRS Employer
of incorporation or organization)                            Identification No.)

                     1055 West Hastings Street, Suite 1980,
                  Vancouver, British Columbia, Canada V6E 2E9
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               (Address of principal executive offices) (Zip Code)

                                 (604) 688-8002
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              (Registrant's Telephone Number, Including Area Code)


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                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (b) On November 2, 2005, our president, chief executive officer, secretary, treasurer and a director, Dr. Yenyou Zheng, resigned from these positions. Dr. Zheng's resignation did not result from any disagreement between him and us.

      (c) On November 2, 2005, we appointed Greg Yanke as our president, chief executive officer, secretary and treasurer. Mr. Yanke had previously been appointed as a director.

      Greg Yanke has been a self-employed securities lawyer and principal of Gregory S. Yanke Law Corporation since February 2000. From May 1996 to February 2000, he was employed as an associate lawyer with Beruschi and Company, Barristers and Solicitors, a Vancouver, Canada based law firm that practices securities and corporate law. Mr. Yanke is a graduate of the University of British Columbia, receiving Bachelor degrees in Political Science (1991) and Law
(1994). He is a member in good standing with the Law Society of British
Columbia.

      From September 19, 2001 to April 30, 2003, Mr. Yanke also acted as a director of Surforama.com, Inc. now known as Erxsys, Inc.), a U.S. reporting company involved in selling classified advertisements via the Internet.

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GOLDSTRIKE INC.


Date: November 3, 2005                  By: /s/ Greg Yanke
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                                                Greg Yanke
                                                Chief Executive Officer